SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 22, 2006
                        (Date of earliest event reported)

                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                       000-25831                   11-2208052
--------------------------------------------------------------------------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification
 incorporation)                                                 Number)


 4805 W. Independence Pkwy., Tampa, FL                           33634
--------------------------------------                           -----
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number including area code            (813) 286-8644
                                                              -------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

            INFORMATION TO BE INCLUDED IN THE REPORT

     The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



     Item 2.02 Results of Operations and Financial Condition

     On February 22, 2006, NetWolves Corporation issued an earnings press release announcing its financial results for the second quarter ended December 31, 2006. A copy of the earnings press release is attached as Exhibit 99 to this Current Report on Form 8-K.

     Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

          99   Earnings  Release,   dated  February  22,  2006,  announcing  the
               Registrant's financial results for the second quarter ended December 31, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NETWOLVES CORPORATION

                                          By: /s/ Peter C. Castle
                                             ------------------------
                                                 Peter C. Castle
                                              Chief Financial Officer


  Dated:  February 24, 2006